UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2007

The New York Times Company
(Exact name of Registrant as specified in its charter)

New York	1-5837	13-1102020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

229 West 43rd Street, New York New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 556-1234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01            Entry into a Material Definitive Agreement.

On January 3, 2007, The New York Times Company, a New York corporation (the “Company”), and its subsidiaries, NYT Broadcast Holdings, LLC, a Delaware limited liability company, New York Times Management Services, a Massachusetts business trust, NYT Holdings, Inc., an Alabama corporation, and KAUT-TV, LLC, a Delaware limited liability company (collectively, the “Sellers”) entered into an Asset Purchase Agreement (the “Agreement”) with Local TV, LLC, a Delaware limited liability company (the “Purchaser”) and Oak Hill Capital Partners II, L.P., a Delaware limited partnership, pursuant to which the Sellers agreed to sell the Company’s Broadcast Media Group, consisting of nine network-affiliated television stations, their associated Web sites and the digital operating center, and all other real, personal and mixed assets owned, leased and used by the Sellers in connection with the operations of the stations (the “Station Assets”), to the Purchaser.

The Broadcast Media Group comprises the following stations:

•                  WHO-TV in Des Moines, Iowa (NBC);

•                  KFSM-TV in Ft. Smith, Ark. (CBS);

•                  WHNT-TV in Huntsville, Ala. (CBS);

•                  WREG-TV in Memphis, Tenn. (CBS);

•                  WQAD-TV in Moline, Ill. (ABC);

•                  WTKR-TV in Norfolk, Va. (CBS);

•                  KFOR-TV in Oklahoma City, Okla. (NBC);

•                  KAUT-TV in Oklahoma City, Okla. (MyNetworkTV); and

•                  WNEP-TV in Scranton, Penn. (ABC).

In consideration of the acquisition of the Station Assets, the Purchaser will pay to the Sellers $575 million in cash, subject to certain potential working capital and cash flow adjustments, and assume certain liabilities of the Sellers relating to existing business contracts, business licenses and licenses with the U.S. Federal Communications Commission (“FCC”).

The obligations of the Sellers and the Purchaser to consummate the transactions contemplated by the Agreement are subject to customary closing conditions, including, among others, receipt of FCC regulatory approval.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement filed as Exhibit 2.1 hereto, which is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)   Exhibits

2.1

Asset Purchase Agreement, dated as of January 3, 2007, by and among NYT Broadcast Holdings, LLC, New York Times Management Services, NYT Holdings, Inc., KAUT-TV, LLC, Local TV, LLC, Oak Hill Capital Partners II, L.P. and The New York Times Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEW YORK TIMES COMPANY

Date: January 5, 2007	By:	/s/ Rhonda L. Brauer
Rhonda L. Brauer
Secretary & Corporate Governance
Officer

Exhibit List

2.1

Asset Purchase Agreement, dated as of January 3, 2007, by and among NYT Broadcast Holdings, LLC, New York Times Management Services, NYT Holdings, Inc., KAUT-TV, LLC, Local TV, LLC, Oak Hill Capital Partners II, L.P. and The New York Times Company